                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K
                                  _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2002

                      Tropical Sportswear Int'l Corporation
             (Exact name of registrant as specified in its charter)

             Florida                  0-23161                   59-3420305
(State or other jurisdiction (Commission File Number) (IRS Employer Identification No.)
      of incorporation)

                              4902 W. WATERS AVENUE
                            Tampa, Florida 33634-1302
                    (Address of Principal Executive Offices)

                                  813-249-4900
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On November 18, 2002,  William W. Compton  resigned  from his  positions as
Chairman of the Board of Directors,  Chief Executive Officer and a member of the
Board of Directors of the Tropical  Sportswear  Int'l  Corporation and the Board
elected Michael Kagan as Chairman of the Board and  Christopher  Munday as Chief
Executive Officer.  Tropical and Mr. Compton entered into a Separation Agreement relating to Mr. Compton's  resignation and issued a press release concerning the matters.  The  Separation  Agreement and the press release are filed herewith as
Exhibits 99.1 and 99.2 and incorporated in this Item 5 by this reference.

Item 7.         Financial Statements and Exhibits.

                (c) Exhibit 99.1  - Separation  Agreement  by and among Tropical
                    Sportswear Int'l  Corporation,  Savane  International  Corp.
                    and William W. Compton dated November 18, 2002.

                    Exhibit 99.2 - Press Release dated November 19, 2002.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                 TROPICAL SPORTSWEAR
                                                 INT'L CORPORATION
                                                 (Registrant)

Date: November 19, 2002                          By: /s/ N. Larry McPherson
                                                 N. Larry McPherson
                                                 Executive Vice President and
                                                 Chief Financial Officer